UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 7, 2013
Molycorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34827	27-2301797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5619 Denver Tech Center Parkway, Suite 1000, Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 843-8040

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously reported, Molycorp, Inc. (the “Company”) has in place a severance policy (the “Policy”) for senior management in certain salary grades who are not also parties to an employment agreement with the Company. The members of the Company’s senior management covered by the Policy include the Company’s Chief Financial Officer.
On March 7, 2013, the Company adopted an amendment to the Policy that, among other things, lowered the minimum benefit for terminations covered under the Policy to 13 weeks of base salary and provides credit for service by a member of senior management at any entity the Company has acquired, such as Neo Material Technologies Inc., or will acquire in the future.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLYCORP, INC.

	By:	/s/ Michael F. Doolan
	Name:	Michael F. Doolan
	Title:	Executive Vice President and Chief Financial Officer

Date: March 8, 2013